SUPPLEMENT DATED MAY 1, 2001
                         TO PROSPECTUS DATED MAY 1, 2001
                   FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE

                   SPECIAL FEATURES OF THE GROUP CONTRACT FOR
                                      KPMG

THIS DOCUMENT IS A SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2001 (THE "PROSPECTUS") FOR THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT AND CERTIFICATES THAT PRUDENTIAL OFFERS TO YOU. THIS SUPPLEMENT IS NOT A COMPLETE PROSPECTUS, AND MUST BE ACCOMPANIED BY THE PROSPECTUS. THE PROSPECTUS DESCRIBES THE INSURANCE FEATURES AND CERTAIN OTHER ASPECTS OF THE KPMG GROUP CONTRACT AND CERTIFICATES. IN THIS SUPPLEMENT, WE LIST THE 13 FUNDS THAT ARE AVAILABLE TO YOU UNDER THE KPMG GROUP CONTRACT AND CERTIFICATES.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

ELIGIBILITY AND ENROLLMENT


WHO IS ELIGIBLE FOR COVERAGE?

Eligible Group Members for the Group Variable Universal Life Insurance are:

o All regular full-time active partners of KPMG and Subsidiaries or one of its affiliated companies.

o    Former partners who have retired on or after April 5, 1999.

o Former partners who terminate employment after April 5, 1999 and elect to continue coverage on a Portable basis.

o Any KPMG partner who retired before April 5, 1999 but actively participated in the Cash Accumulation Account under the Group Flex Life Program on April 4, 1999 and elected to convert to the GVUL plan effective April 5, 1999.

We refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.


GL.2001.061

COVERAGE INFORMATION


HOW MUCH COVERAGE MAY AN ELIGIBLE PARTNER BUY?

An eligible Partner will be automatically covered for a Face Amount of 6 times annual earnings (less incentive compensation), rounded to the nearest $100,000, up to a maximum of $2,500,000. You may elect to limit the maximum amount of coverage (but no less than $1,500,000), although any such amount must be rounded to the nearest $100,000.

In addition, an eligible Partner may choose to enroll for a Supplemental amount of coverage that will increase their Face Amount by one of the following:

o    $  500,000

o    $1,000,000

o    $1,500,000

We require evidence of good health for all amounts of Supplemental coverage.


ARE DEPENDENTS ELIGIBLE FOR COVERAGE?

No. Dependents are not covered under the KPMG Group Contract.


WHEN MUST I GIVE EVIDENCE OF GOOD HEALTH?

FOR CURRENT PARTNERS: If you choose to apply for Supplemental coverage, you will have to furnish evidence of good health. In addition, if you elect to limit your coverage to an amount less than 6 times your annual earnings (excluding incentive compensation) and you later wish to increase your coverage for any amount up to your allowable limit, you will need to furnish satisfactory evidence of good health for the requested increased amount of coverage.


ARE INCREASES IN COVERAGE AVAILABLE?

We may increase your coverage amounts (excluding Supplemental coverage) on each October 1st based on your annual earnings (less incentive compensation). We do not require evidence of good health for these increases.


WILL MY COVERAGE AMOUNT EVER DECREASE?

Your coverage amount will decrease only if you voluntarily choose to reduce it. The minimum that you can reduce it to is $1,500,000. But, if you decrease coverage and later seek additional coverage, we will require evidence of good health.

See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus. You should also get advice from a tax advisor.

DOES MY CERTIFICATE INCLUDE AN ACCELERATED DEATH BENEFIT PROVISION?

Yes. A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. You may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. "Terminally ill" means the Participant has a life expectancy of 6 months or less.


AM I ENTITLED TO ADDITIONAL BENEFITS?

Yes. You are eligible for the Accelerated Death Benefit described above and for the Extended Death Protection During Total Disability described later in this supplement.


IS THERE A SUICIDE EXCLUSION?

No. The KPMG Group Contract does not include a Suicide Exclusion.


WHAT ARE THE TERMS OF A POLICY LOAN?

AMOUNT AVAILABLE FOR BORROWING: You may borrow up to the Loan Value of your Certificate Fund (that is, your investment options). The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options. The minimum loan amount is $200.

INTEREST RATE: The net cost of the loan is equal to an annual rate of 2%.

See the LOANS section of the prospectus for more details.


PREMIUMS

HOW DO I PAY PREMIUMS?

KPMG will send routine premium payments to Prudential on a monthly basis. KPMG will also send partner-elected lump sum premium deposits to Prudential in July and November of each year.

Prudential will bill directly retirees, partners on an approved leave of absence, and partners who elect to continue portable coverage. They will send premium payments directly to Prudential.


MAY I MAKE ADDITIONAL PREMIUM PAYMENTS?

Yes. You may make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the Tax Treatment of Certificate Benefits section of the prospectus.

INVESTMENT OPTIONS


WHAT INVESTMENT OPTIONS ARE AVAILABLE?

THE FUNDS

Set out below is a list of each available Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.


FUND NAMES AND OBJECTIVES

THE PRUDENTIAL SERIES FUND, INC.

The portfolios of the Series Fund in which the Separate Account may currently invest and their investment objectives, principal strategies and fees are as follows:

GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

HIGH YIELD BOND PORTFOLIO: The investment objective is a high total return. The Portfolio invests primarily in high-yield/high-risk debt securities.

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

PRUDENTIAL JENNISON PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that offer above-average growth prospects.

SMALL CAPITALIZATION STOCK PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations.

STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

The portfolio of American Century Variable Portfolios, Inc. in which the Separate Account may currently invest and its investment objective and fees are as follows:

VP VALUE PORTFOLIO: Seeks long-term capital growth over time with income as a secondary objective. The fund seeks to achieve its objectives by investing primarily in equity securities of companies that are believed by management to be undervalued at the time of purchase.


JANUS ASPEN SERIES

The portfolio of the Janus Aspen Series in which the Separate Account may currently invest and its investment objective and fees are as follows:

WORLDWIDE GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers.


MFS(R) VARIABLE INSURANCE TRUST(SM)

The portfolios of the MFS Variable Insurance Trust in which the Separate Account may currently invest and their investment objectives and fees are as follows:

MFS BOND SERIES: Seeks primarily to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect shareholders' capital.

MFS GLOBAL GOVERNMENTS SERIES: Seeks income and capital appreciation.


NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

The portfolio of the Neuberger Berman Advisers Management Trust ("AMT") in which the Separate Account may currently invest and its investment objective and fees are as follows:

AMT PARTNERS PORTFOLIO: Seeks growth of capital. To pursue this goal, the portfolio invests mainly in common stocks of mid- to large-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The managers look for well-managed companies whose stock prices are believed to be undervalued.


T. ROWE PRICE VARIABLE FUNDS

The portfolios of the T. Rowe Price Equity Series, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

EQUITY INCOME PORTFOLIO: Seeks to provide substantial dividend income as well as long-term growth of capital by investing primarily in the common stocks of established companies paying above-average dividends, with favorable prospects for both increasing dividends and capital appreciation.

NEW AMERICA GROWTH PORTFOLIO: Seeks to achieve long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today's "new America." The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sectors contribution to GDP from year to year.

FUND FEES AND EXPENSES

==============================================================================================================
                                                                                             TOTAL FUND
                                                                                           ANNUAL EXPENSES
                                                   MANAGEMENT     12B-1      OTHER         (AFTER EXPENSE
                     FUNDS                             FEE        FEES     EXPENSES       REIMBURSEMENTS) (1)
--------------------------------------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND, INC.
  Global Portfolio                                    0.75%        --        0.10%              0.85%
  High Yield Bond Portfolio                           0.55%        --        0.05%              0.60%
  Money Market Portfolio                              0.40%        --        0.04%              0.44%
  Prudential Jennison Portfolio                       0.60%        --        0.04%              0.64%
  Small Capitalization Stock Portfolio                0.40%        --        0.08%              0.48%
  Stock Index Portfolio                               0.35%        --        0.04%              0.39%
--------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.
  VP Value Portfolio (2)                              1.00%        --        0.00%              1.00%
--------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
(INSTITUTIONAL SHARES)
  Worldwide Growth Portfolio (3)                      0.65%        --        0.04%              0.69%
--------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST(SM)
(INITIAL CLASS SHARES)
  MFS Bond Series (4) (5)                             0.60%        --        0.15%              0.75%
  MFS Global Government Series (4) (5)                0.75%        --        0.15%              0.90%
--------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISORS
MANAGEMENT TRUST ("AMT")
  AMT Partners Portfolio (6)                          0.82%        --        0.10%              0.92%
--------------------------------------------------------------------------------------------------------------
T. ROWE PRICE VARIABLE FUNDS
  Equity Income Portfolio (7)                         0.85%        --        0.00%              0.85%
  New America Growth Portfolio (7)                    0.85%        --        0.00%              0.85%
==============================================================================================================


(1) Some, but not all, of the Funds have expense reimbursement or fee waiver arrangements. Without these arrangements, Total Fund Annual Expenses would have been higher. More information appears in the footnotes that accompany the Funds that have expense reimbursement or fee waiver arrangements.

(2) This fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as the fund's assets increase.

(3) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee. All expenses are shown without the effect of expense offset arrangements.

(4) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" takes into account these expense reductions, and are therefore lower than the actual expenses of the series. Had these fee reductions not been taken into account, "Total Fund Annual Expenses" would be higher and would equal:
     0.76%, MFS Bond Series; 0.91%, MFS Global Governments Series.

(5) MFS has contractually agreed, subject to reimbursement, to bear expenses for the series such that the series' `Other Expenses' (after taking into account the expense offset arrangement described above), does not exceed 0.15% of the average daily net assets of the current fiscal year. This contractual fee arrangement will continue until at least May 1, 2002, unless charged with the consent of the board of trustees which oversees the series.

(6) Neuberger Berman Management Inc. ("NBMI") has undertaken through April 30, 2002 to reimburse certain operating expenses, excluding taxes interest, extraordinary expenses, brokerage commissions and transaction cost, that exceed, in aggregate, 1% of the AMT Partners Portfolios' average daily net asset value.


(7) The investment management fee includes the ordinary expenses of operating the Portfolios.


FUND ADVISERS

The Prudential Series Fund, Inc. is managed by Prudential Investments Fund Management LLC ("PIFM"), a Prudential subsidiary, through subadvisers that PIFM employs. Prudential Investment Management, Inc., also a Prudential subsidiary, serves as subadviser to the High Yield Bond, Money Market, Small Capitalization Stock, and Stock Index Portfolios. Jennison Associates LLC, also a Prudential subsidiary, serves as subadviser to the Global and Prudential Jennison Portfolios.

The investment adviser for the VP Value Portfolio of American Century Variable Portfolios, Inc. is American Century Investment Management, Inc. ("ACIM"). ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. American Century Investment Services, Inc. ("ACIS") distributes shares of American Century funds, and all sales of fund shares are subject to approval by ACIS.

Janus Capital Corporation ("Janus Capital") serves as the investment adviser and principal underwriter to the above-mentioned Worldwide Growth Portfolio. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

The investment adviser for each MFS series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116. The principal underwriter of the series is MFS Fund Distributors, Inc. located at 500 Boylston Street, Boston, Massachusetts 02116.

Neuberger Berman Management Inc. ("NBMI") serves as the investment manager of the AMT Partners Portfolio and is also the principal underwriter of the portfolio. NBMI's principal business address is 605 Third Avenue, New York, New York 10158-0180.

The investment manager for each T. Rowe Price Variable Funds portfolio is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price Investment Services, Inc. serves as the principal underwriter of the portfolios.

Please refer to your Enrollment Kit for further information on the Funds' past performance.

You may also allocate funds to our Fixed Account, which earns interest at a rate determined annually but guaranteed not to be less than 4%. As discussed in the prospectus, during the first 20 days following the Certificate Date, we will direct your premium payments to the Fixed Account.

CHANGES IN PERSONAL STATUS

WHAT HAPPENS IF I BECOME DISABLED?

If you become totally disabled prior to age 57 and are unable to pay premiums, you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 62, as long as you remain totally disabled.


CAN I CONTINUE COVERAGE WHEN I RETIRE?

You may continue your GVUL coverage when you retire. Your rates for coverage will depend upon your age. We will bill you for premium payments plus a direct bill charge of $3 per bill. Your Supplemental coverage ends at termination of employment, but may be converted to an individual policy.


CAN I CONTINUE COVERAGE IF I LEAVE THE COMPANY FOR REASONS OTHER THAN
RETIREMENT?

In addition to continuing coverage if you retire, you may continue coverage if you leave KPMG for any other reason. We refer to this as Portable coverage. Your rates for Portable coverage will depend upon your age based on the Plan's experience until the second policy anniversary after you leave the employment of KPMG. After that, you will be charged rates for coverage based on the experience of a Prudential portability pool. These rates will be higher than your active rates. We will bill you for premium payments plus a direct bill charge of $3 per bill. If the KPMG Group Contract terminates, you may nonetheless continue your Portable coverage.

Your Supplemental coverage ends at termination of employment. Supplemental coverage may be converted to an individual policy.


DOES MY COVERAGE END AT A CERTAIN AGE?

Yes. Your coverage will end at age 100. See the HOW PRUDENTIAL ISSUES CERTIFICATES section of the prospectus to see what options you have when your coverage ends.


WHAT HAPPENS IF THE GROUP CONTRACT IS TERMINATED?

Either KPMG or Prudential may terminate the KPMG Group Contract, although Prudential will only do so under certain conditions described in the prospectus. If the KPMG Group Contract is terminated, KPMG may replace it with another life insurance contract that, like the KPMG Group Contract, permits you to accumulate cash value. In that case, you will have the option of (i) transferring the value of your investment options less any loans, accrued interest, and outstanding charges to the new contract; or (ii) receiving that same amount in a lump sum payment.

If KPMG does not replace the KPMG Group Contract with a life insurance contract that permits you to accumulate cash value, then you will have the option of converting to a cash value individual life insurance policy, electing a paid-up life insurance policy in which no future premiums would be paid, or receiving a lump sum payment as previously described.

See the Options on TERMINATION OF COVERAGE section of the prospectus.


CHARGES AND EXPENSES

WHAT ARE THE CHARGES?

The current charges under the KPMG Group Contract are as follows:

1. CHARGES FOR TAXES ON PREMIUM PAYMENTS. Prudential deducts a charge of 1.92% from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 1.57%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2. DAILY CHARGES FOR MORTALITY AND EXPENSE RISKS. Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Fund(s) you select. This charge is to compensate Prudential for assuming mortality and expense risks.

     For KPMG, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3. DAILY CHARGES FOR INVESTMENT MANAGEMENT FEES AND EXPENSES. Each of the underlying mutual funds deducts investment management fees and expenses. They are described in THE FUNDS section of the prospectus.

4. MONTHLY CHARGES. Prudential deducts a monthly charge for the cost of insurance. We describe the calculation of this charge of the prospectus.

5. POSSIBLE ADDITIONAL CHARGES. Prudential will not charge for the first 12 transfers you make between investment options in a Certificate Year. But, if you make more than 12 transfers in a Certificate Year, Prudential will charge $20 per transfer. Also, while you will receive a statement detailing activity under your Certificate on a quarterly basis, such reports can be requested at any time for an additional fee. Prudential does not currently charge for other transactions, but reserves the right to do so in the future, as explained in the prospectus.

See the CHARGES AND EXPENSES section of the prospectus for more details.


WHEN MAY CHARGES CHANGE?

The prospectus lists the MAXIMUM charges that we may charge under the KPMG Group Contract. Under no circumstances will we exceed these charges. Within these maximums, we may vary the amount or level of charges. In general, we will not change these amounts more often than once a year. We will give you a new prospectus each year that shows any new charges. If we change the charges during a year, we will send you a notice of the change.

ILLUSTRATION OF DEATH BENEFITS AND CASH SURRENDER VALUES

On the next several pages, we show you two examples of how the Death Benefit and the Cash Surrender Value of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS." The illustrations are based on several ASSUMPTIONS about the age of the Participant, the amount of insurance, and the rules of the KPMG Group Contract.

ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS

Here's what we assumed about the Certificate in both illustrations:

o The Participant was 40 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

o    The Face Amount of insurance under the Certificate is $1,000,000.

o The Participant paid a premium each year equal to $5,000 plus the current cost of insurance plus the current expenses.


ILLUSTRATION #1

In Illustration #1, we assumed that the CURRENT CHARGES Prudential deducts would stay the same as long as the Certificate remains in effect. Accordingly, we assumed the following charges:

o The charge deducted from each premium payment for taxes on premium payments is 1.92%.

o    Prudential deducts no sales charge from premium payments.

o    Prudential deducts no processing charge from premium payments.

o    Each month, Prudential deducts no charge for administrative expenses.

o Prudential deducts a charge equal to an annual rate of 0.45% for mortality and expense risks.

o Prudential deducts the current cost of insurance charge under the KPMG Group Contract.

o    Prudential does not deduct a surrender charge.

ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of current charges, we assumed that the MAXIMUM CHARGES permitted under the Group Contract would be made.

Here's what we assumed:

o The charge deducted from each premium payment for taxes on premium payments is 1.92%. (Since Prudential would increase this charge only if a state increases its tax charge to us, we left this charge at the current level.)

o    Prudential deducts a sales charge equal to 3.5% from each premium payment.

o    Prudential deducts a processing charge of $2 from each premium payment.

o    Each month, Prudential deducts a $6 charge for administrative expenses.

o Prudential deducts a charge equal to an annual rate of 0.90% for mortality and expense risks.

o The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that Prudential can charge are 150% of the 1980 Commissioner's Standard Ordinary Mortality Table [Male], Age Last Birthday (the "1980 CSO")).

o    Prudential deducts no surrender charge.

ASSUMPTIONS ABOUT HOW THE CERTIFICATE FUND WAS INVESTED

We assumed that the Certificate Fund was invested in equal amounts in each of the 13- Funds available under the Group Contract.

Each illustration shows three different assumptions about the investment performance--or "investment return"--of the Funds. The three different assumptions are:

o    gross annual rate of return is 0%

o    gross annual rate of return is 4.5%

o    gross annual rate of return is 9%

These are only assumptions to show how the Death Benefit and Cash Surrender Value change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.

WALKING THROUGH THE ILLUSTRATIONS

Here's what to look for in the illustrations:

o    The first column shows the CERTIFICATE YEAR.



o The second column shows the PARTICIPANT'S AGE at the end of each Certificate Year.

o The third column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

o The next three columns show what the DEATH BENEFIT would be for each of the three investment return assumptions (0%, 4.5% and 9%).

o The last three columns show what the CASH SURRENDER VALUE would be for each of the three investment return assumptions (0%, 4.5% and 9%).

You should note that:

o    Both "gross" and "net" investment returns are shown.

o "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

o "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out. Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

     -- Fund investment management fees and other expenses were assumed to equal 0.72% per year, which was the average Fund expense in 2000.

     -- For Illustration #1, Prudential's mortality and expense risk charges are 0.45% per year. (In Illustration #1, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.17%, 3.33 and 7.83%.

     -- For Illustration #2, Prudential's mortality and expense risk charges are 0.90% per year. (In Illustration #2, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.62%, 2.88% and 7.38%.

o The Death Benefits and Cash Surrender Values are shown with all of Prudential's charges and Fund investment management fees and other expenses taken out.

o    We assumed no loans or partial withdrawals were taken.

o    Neither illustration reflects Dividends or Experience Credits.

IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT RETURN CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

THE DEATH BENEFITS AND CASH SURRENDER VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5% AND 9%.

                                           ILLUSTRATION #1
                                                KPMG
                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                  SPECIFIED FACE AMOUNT: $1,000,000
                                            ISSUE AGE 40
 ASSUME ANNUAL CONTRIBUTION OF $5,000 PLUS CURRENT COST OF INSURANCE AND CURRENT EXPENSES FOR ALL YEARS
            USING CURRENT EXPENSE CHARGES AND CURRENT UNISMOKER COST OF INSURANCE CHARGES
                                                                Death Benefit (1)
                                           --------------------------------------------------------
                                                       Assuming Hypothetical Gross (and Net)
                                                             Annual Investment Return of
   End of      Age at     Premiums         --------------------------------------------------------
Certificate    End of    Accumulated           0% Gross           4.5% Gross           9% Gross
    Year        Year    at 4% per year       (-1.17%) Net         (3.33% Net)         (7.83% Net)
-----------    ------  --------------      ----------------   ------------------   ----------------
      1          41        $7,007            $1,004,838           $1,005,093         $1,005,350
      2          42        14,294             1,009,618            1,010,357          1,011,119
      3          43        21,873             1,014,343            1,015,795          1,017,339
      4          44        29,754             1,019,013            1,021,414          1,024,047
      5          45        37,951             1,023,628            1,027,221          1,031,280
      6          46        46,476             1,028,189            1,033,221          1,039,079
      7          47        55,342             1,032,697            1,039,421          1,047,489
      8          48        64,563             1,037,152            1,045,827          1,056,557
      9          49        74,152             1,041,555            1,052,446          1,066,336
     10          50        84,125             1,045,906            1,059,286          1,076,880
     15          55       140,302             1,066,911            1,097,058          1,143,355
     20          60       208,651             1,086,715            1,141,551          1,240,263
     25          65       291,807             1,105,388            1,193,963          1,381,536
     30          70       392,979             1,122,993            1,255,703          1,587,483
     35          75       516,070             1,139,593            1,328,430          1,887,712
     40          80       665,830             1,155,243            1,414,099          2,325,387
     45          85       848,035             1,170,000            1,515,015          2,963,430
     50          90     1,069,716             1,183,913            1,633,890          3,893,569
     55          95     1,339,424             1,197,031            1,773,921          5,249,525


                                        Cash Surrender Value (1)
                       --------------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)
                                         Annual Investment Return of
   End of      Age at  --------------------------------------------------------
Certificate    End of      0% Gross           4.5% Gross           9% Gross
    Year        Year     (-1.17%) Net         (3.33% Net)         (7.83% Net)
-----------    ------  ----------------    ----------------    ----------------
      1          41          $4,838              $5,093              $5,350
      2          42           9,618              10,357              11,119
      3          43          14,343              15,795              17,339
      4          44          19,013              21,414              24,047
      5          45          23,628              27,221              31,280
      6          46          28,189              33,221              39,079
      7          47          32,697              39,421              47,489
      8          48          37,152              45,827              56,557
      9          49          41,555              52,446              66,336
     10          50          45,906              59,286              76,880
     15          55          66,911              97,058             143,355
     20          60          86,715             141,551             240,263
     25          65         105,388             193,963             381,536
     30          70         122,993             255,703             587,483
     35          75         139,593             328,430             887,712
     40          80         155,243             414,099           1,325,387
     45          85         170,000             515,015           1,963,430
     50          90         183,913             633,890           2,893,569
     55          95         197,031             773,921           4,249,525

(1)  Assumes no loan or partial withdrawal has been made.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                          ILLUSTRATION #2
                                               KPMG
                        GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                 SPECIFIED FACE AMOUNT: $1,000,000
                                           ISSUE AGE 40
 ASSUME ANNUAL CONTRIBUTION OF $5,000 PLUS CURRENT COST OF INSURANCE AND CURRENT EXPENSES FOR ALL YEARS
                                 USING MAXIMUM CONTRACTUAL CHARGES
                                 ILLUSTRATION #2
                                                             Death Benefit (1)
                                            -----------------------------------------------------
                                                       Assuming Hypothetical Gross (and Net)
                                                          Annual Investment Return of
   End of      Age at     Premiums          -----------------------------------------------------
Certificate    End of    Accumulated           0% Gross          4.5% Gross         9% Gross
    Year        Year    at 4% per year       (-1.62%) Net       (2.88% Net)        (7.38% Net)
------------   ------   --------------      ----------------   ---------------   ----------------
     1           41          $7,007            $1,001,505        $1,001,675         $1,001,846
     2           42          14,294             1,002,584         1,002,987          1,003,408
     3           43          21,873             1,003,215         1,003,895          1,004,632
     4           44          29,754             1,003,367         1,004,349          1,005,456
     5           45          37,951             1,003,012         1,004,298          1,005,810
     6           46          46,476             1,002,119         1,003,691          1,005,622
     7           47          55,342             1,000,669         1,002,479          1,004,819
     8           48          64,563                     0 (2)     1,000,608          1,003,319
     9           49          74,152                     0                 0 (2)      1,001,013
    10           50          84,125                     0                 0                  0 (2)
    15           55         140,302                     0                 0                  0
    20           60         208,651                     0                 0                  0
    25           65         291,807                     0                 0                  0
    30           70         392,979                     0                 0                  0
    35           75         516,070                     0                 0                  0
    40           80         665,830                     0                 0                  0
    45           85         848,035                     0                 0                  0
    50           90       1,069,716                     0                 0                  0
    55           95       1,339,424                     0                 0                  0


                                       Cash Surrender Value (1)
                        -------------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)
                                      Annual Investment Return of
   End of      Age at   -------------------------------------------------------
Certificate    End of     0% Gross         4.5% Gross            9% Gross
    Year        Year    (-1.62%) Net       (2.88% Net)          (7.38% Net)
------------   ------   --------------   ----------------    ------------------
     1           41          $1,505          $1,675                $1,846
     2           42           2,584           2,987                 3,408
     3           43           3,215           3,895                 4,632
     4           44           3,367           4,349                 5,456
     5           45           3,012           4,298                 5,810
     6           46           2,119           3,691                 5,622
     7           47             669           2,479                 4,819
     8           48               0 (2)         608                 3,319
     9           49               0               0 (2)             1,013
    10           50               0               0                     0 (2)
    15           55               0               0                     0
    20           60               0               0                     0
    25           65               0               0                     0
    30           70               0               0                     0
    35           75               0               0                     0
    40           80               0               0                     0
    45           85               0               0                     0
    50           90               0               0                     0
    55           95               0               0                     0

(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

WHEN ARE CHARGES DEDUCTED?

We calculate and deduct the charges monthly from your Certificate Fund, depending upon whether you make routine premium payments to KPMG or directly to Prudential. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

IF YOU MAKE ROUTINE PREMIUM PAYMENTS THROUGH KPMG, we generally will deduct the monthly Certificate Fund charges once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date KPMG forwards premium payments to us. We expect the Monthly Deduction Date to be near the first of the month.

KPMG intends to forward premium payments by the beginning of each month. But, even if KPMG has not transferred premium payments to us by the 45th day after the first day of any month, we will nevertheless deduct the month's Certificate Fund charges on the next Business Day following that 45th day.

IF YOU MAKE ROUTINE PREMIUM PAYMENTS DIRECTLY TO PRUDENTIAL, we will deduct the full monthly Certificate Fund charges on the first Business Day of each Month.

WHAT ARE THE OTHER PRIMARY FEATURES OF THE PLAN?

The prospectus describes the standard features of the KPMG Group Contract, including:

o    the "free-look" period

o    transfers between investment options

o    dollar cost averaging

o    more details on how loans work

o    how you can change future premium allocations among investment options

o    how paid-up coverage may be available

o    how your insurance could end (known as "lapsing")

o    reinstatement of your coverage

o    contestability rules

o    tax treatment of Certificate benefits

o    definitions of special terms

o    the Death benefit

o    withdrawals

Please refer to the prospectus for information on these and other features of the KPMG Group Contract. Your Enrollment Kit also explains key features of your plan.


WHOM DO I CONTACT TO MAKE A TRANSACTION?

You may contact the Prudential Customer Service Center at 1-800-562-9874 to obtain the proper forms.


WHAT ARE MY CANCELLATION RIGHTS?

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the "free-look" period. You can ask for a refund by mailing the Certificate back to Prudential. During the first 20 days after the Certificate Date, your premium payments are held in the Fixed Account.

See the A "FREE-LOOK" PERIOD section of the prospectus for more details.


WHOM DO I CONTACT TO ANSWER MY OTHER QUESTIONS?

You may contact Prudential's Customer Service Center at 1-800-562-9874.

                          SUPPLEMENT DATED MAY 1, 2001
                         TO PROSPECTUS DATED MAY 1, 2001
                   FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE

                   SPECIAL FEATURES OF THE GROUP CONTRACT FOR
                 THE NEW JERSEY JUDICIAL RETIREMENT SYSTEM (JRS)

THIS DOCUMENT IS A SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2001 (THE "PROSPECTUS") FOR THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT AND CERTIFICATES THAT PRUDENTIAL OFFERS TO YOU. THIS SUPPLEMENT MUST BE ACCOMPANIED BY THE PROSPECTUS. THE PROSPECTUS DESCRIBES THE INSURANCE FEATURES AND CERTAIN OTHER ASPECTS OF THE STATE OF NEW JERSEY--STATE HOUSE COMMISSION (ON BEHALF OF THE JUDICIAL RETIREMENT SYSTEM) GROUP CONTRACT AND CERTIFICATES. IN THIS SUPPLEMENT, WE LIST THE 16 FUNDS THAT ARE AVAILABLE TO YOU UNDER THE STATE OF NEW JERSEY--STATE HOUSE COMMISSION (ON BEHALF OF THE JUDICIAL RETIREMENT SYSTEM) GROUP CONTRACT AND CERTIFICATES.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.


ELIGIBILITY AND ENROLLMENT

WHO IS ELIGIBLE FOR COVERAGE?

Eligible Group Members for the Group Variable Universal Life Insurance include active JUDGES of the NEW JERSEY JUDICIAL RETIREMENT SYSTEM (JRS) who work full-time on a regular basis. In addition, Eligible Group Members who purchase Group Variable Universal Life coverage for themselves may also purchase Group Term Life Insurance coverage for their dependent spouses if, at enrollment, the spouse is not confined for medical treatment at home or elsewhere.

We refer to each Eligible Group Member who buys coverage as a "Participant."

When we use the terms "you" or "your," we mean a Participant.

Spouses who are also judges of the JRS may not be covered both as a Judge and a spouse. If, after the death of a spouse, we become aware that a spouse was enrolled as both a Judge and a spouse, we will pay a death benefit as though the spouse were a Judge only. We will return the premiums that were paid as a spouse.

See the APPLICANT OWNER PROVISION section of the prospectus to learn about how a spouse may apply for coverage on the life of the Judge.


GL.2001.066

o In addition, your children are eligible for dependent term life coverage from birth to 19 years (or, if an unmarried student, to age 25), provided they are not confined for medical treatment at home or elsewhere at the time of enrollment. Eligible children include legally adopted children, stepchildren and foster children who live with you and depend on you substantially for support.

o When a child reaches age 19 (or, if an unmarried student, age 25), he or she may continue coverage if he or she is not physically or mentally capable of self-support. You must give Prudential evidence of the incapacity within 31 days after coverage would end.

o If both parents are Judges of the JRS, a child may be covered by only one parent.


IS THERE A LIMITED ENROLLMENT PERIOD?

No, you may enroll at any time. If, however, you enroll when you are first eligible for coverage, you do not have to provide evidence of good health for certain levels of coverage. If you are a new judge, you may apply for coverage within 90 days after becoming first eligible in lieu of the group term life insurance that is mandatory for the first twelve months of service as a judge.


IF I DO NOT ENROLL MYSELF OR MY DEPENDENT SPOUSE OR CHILDREN DURING THE INITIAL ENROLLMENT PERIOD, HOW DO I OBTAIN COVERAGE LATER?

Contact your AOC human resources office and obtain an application for coverage. Complete the application and mail it directly to Prudential Insurance Company. Prudential will make arrangements with you for determining evidence of good health and the coverage will then be put into effect.


COVERAGE INFORMATION

HOW MUCH COVERAGE MAY I BUY?

You may choose a Face Amount equal to one and one half, two, three, four or five times annual base salary. (The Face Amount is rounded up to the next higher multiple of $1,000). See the JRS optional contributory insurance amounts available to you.


HOW MUCH COVERAGE MAY I BUY FOR MY SPOUSE?

You may buy $5,000 of term life insurance for your eligible Spouse.


HOW MUCH TERM LIFE COVERAGE MAY I BUY FOR MY DEPENDENT CHILDREN?

You may buy $5,000 of term life insurance for each eligible Child. If you have spouse coverage, the coverage for your children is at no additional cost.


WHEN MUST I GIVE EVIDENCE OF GOOD HEALTH?

Evidence of good health IS NOT required when:

o A judge requests 1-1/2 times salary when first eligible to enroll (i.e., during the initial policy offering and when a new judge first starts service as a judge).

o A judge requests spouse or dependent child term life insurance coverage when the judge is first eligible to enroll (i.e., during the initial policy offering and when a new judge first starts service as a judge).

o A judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, but within 90 days of getting married or after the birth, adoption, or guardianship of a new child.

o    A judge retires and opts to continue coverage at retirement.

o    A judge terminates service and opts to continue as portable coverage.

o A participant (judge, spouse or dependent child) opts to convert to an individual life insurance policy with Prudential.

Evidence of good health IS required when:

o A judge requests 2, 3, 4 or 5 times salary when first eligible to enroll (i.e., during the initial policy offering and when a new judge first starts service as a judge). Insurance of 1 1/2 times salary will be put into effect immediately; the remainder of the coverage will go into effect on the first of the month after the good health is determined.

o A judge requests insurance coverage of any amount any time after declining coverage during the initial enrollment period.

o A judge requests to increase insurance coverage from 1-1/2 times salary to some higher amount.

o A judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, and beyond the 90 day period after getting married or after the birth, adoption, or guardianship of a new child.


HOW DO I PROVIDE EVIDENCE OF GOOD HEALTH?

Prudential will provide you with an Evidence of Insurability Form that you will need to complete. If an examination or verification from a physician is required, Prudential will provide you with the appropriate forms and instruct you on the required steps to prove good health.


CAN I INCREASE MY COVERAGE AMOUNT?

Yes. After the initial enrollment, you may increase your Face Amount of insurance at any time, but you must provide evidence of good health.


WILL MY COVERAGE AMOUNT EVER DECREASE?

GVUL coverage will not ever decrease unless you choose to decrease it.

See the CHANGES IN FACE AMOUNT and TAX TREATMENT OF CERTIFICATE BENEFITS sections of the prospectus.


DOES MY CERTIFICATE INCLUDE AN ACCELERATED DEATH BENEFIT PROVISION?

Yes. While you remain a Judge, you can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. "Terminally ill" means you have a life expectancy of 6 months or less.


AM I ENTITLED TO ADDITIONAL BENEFITS?

Yes. You are eligible for the Accelerated Death Benefit and Dependent Life Benefits, as stated earlier.


DOES THE COVERAGE HAVE EXCLUSIONS?

Yes. As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the SUICIDE EXCLUSION section of the prospectus.


WHAT ARE THE TERMS OF A POLICY LOAN?

AMOUNT AVAILABLE FOR BORROWING: You may borrow up to the Loan Value of your Certificate Fund. The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options. The minimum loan amount is $200.

INTEREST RATE: The net cost of the loan is equal to an annual rate of 2%.

See the LOANS section of the prospectus for more details.


PREMIUMS

HOW DO I PAY PREMIUMS?

For active judges and their dependents, the JRS will send routine premium payments to Prudential by bi-weekly payroll deduction, and will make these payments bi-weekly. Retirees, deferred retirees, judges on an approved leave of absence, and Participants who choose Portable Coverage will be billed directly by Prudential on a quarterly basis and will submit their premium payments directly to Prudential.

See the CHANGES IN PERSONAL STATUS section of the prospectus for more details.


WILL PURCHASING THIS CONTRIBUTORY INSURANCE INCREASE MY TAXABLE INCOME LIKE MY NON-CONTRIBUTORY INSURANCE DOES?

No. The new non-contributory program for the JRS members is separate from the contributory insurance provided to JRS members through a group insurance policy held by the

State Treasurer at the State of New Jersey. The new program is significantly different than the group term life insurance provided by the state as the employer of JRS members, and it has been determined that it is not subject to the imputed income provisions of the Internal Revenue Code (Section 79). The new contributory life insurance program for JRS members includes both group term life and optional group variable universal life insurance. The premiums for the judges' GVUL coverage are age based and insurance coverage is available for spouses and children. The cost of the program is borne totally by participating JRS members.


HOW MUCH MONEY CAN I CONTRIBUTE TO MY INVESTMENT OPTIONS?

You can contribute, subject to annual and lifetime limits set by the Internal Revenue Service, any dollar amount. See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus.


MAY I MAKE ADDITIONAL PREMIUM PAYMENTS?

Yes. You may make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus.


INVESTMENT OPTIONS

WHAT INVESTMENT OPTIONS ARE AVAILABLE?

THE FUNDS

Set out below is a list of each available Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.


FUND NAMES AND OBJECTIVES


THE PRUDENTIAL SERIES FUND, INC.

The portfolios of the Series Fund in which the Separate Account may currently invest and their investment objectives and principal strategies are as follows:

DIVERSIFIED BOND PORTFOLIO: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high-quality money market investments.

EQUITY PORTFOLIO: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

FLEXIBLE MANAGED PORTFOLIO: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

PRUDENTIAL JENNISON PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that offer above-average growth prospects.

STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

VALUE PORTFOLIO: The investment objective is capital appreciation. The Portfolio invests primarily in stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.


FRANKLIN(R) TEMPLETON(R) INVESTMENTS

The Class 2 portfolio of the Franklin(R) Templeton(R) Variable Insurance Products Trust in which the Separate Account may currently invest and its investment objective is as follows:

TEMPLETON INTERNATIONAL SECURITIES FUND: The fund's investment goal is long-term capital growth. Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located outside the U.S., including those in emerging markets.


JANUS ASPEN SERIES

The portfolios of the Janus Aspen Series in which the Separate Account may currently invest and their investment objectives are as follows:

GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

INTERNATIONAL GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of issuers located outside the United States.


LAZARD RETIREMENT SERIES, INC.

The portfolio of the Lazard Retirement Series, Inc. in which the Separate Account may currently invest and its investment objective is as follows:

SMALL CAP PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000(R) Index that the investment manager believes are undervalued based on their earnings, cash flow or asset values.


MFS(R) VARIABLE INSURANCE TRUST(SM)

The portfolio of the MFS Variable Insurance Trust in which the Separate Account may currently invest and its investment objectives is as follows:

MFS RESEARCH SERIES: Seeks to provide long-term growth of capital and future income.


SCUDDER VARIABLE SERIES II (FORMERLY KEMPER VARIABLE SERIES)

The portfolio of Scudder Variable Series II in which the Separate Account may currently invest (the "Scudder Series") and its investment objective is as follows:

SCUDDER HIGH-YIELD PORTFOLIO: Seeks to provide a high level of current income by investing in fixed-income securities.


T. ROWE PRICE VARIABLE FUNDS

The portfolios of the T. Rowe Price Equity Series, Inc. in which the Separate Account may currently invest and their investment objectives are as follows:

EQUITY INCOME PORTFOLIO: Seeks to provide substantial dividend income as well as long-term growth of capital by investing primarily in the common stocks of established companies paying above-average dividends, with favorable prospects for both increasing dividends and capital appreciation.

NEW AMERICA GROWTH PORTFOLIO: Seeks to provide long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today's "new America". The choice of industry sectors would reflect such factors as overall revenue growth of the component companies and the sector's contribution to GDP from year to year.

FUND FEES AND EXPENSES

===========================================================================================================
                                                                                             TOTAL FUND
                                                   INVESTMENT                              ANNUAL EXPENSES
                                                   MANAGEMENT      12B-1     OTHER         (AFTER EXPENSE
                      FUNDS                            FEE         FEES    EXPENSES        REIMBURSEMENTS)
-----------------------------------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND, INC.
(CLASS I SHARES)
 Diversified Bond Portfolio                           0.40%         --       0.05%              0.45%
 Equity Portfolio                                     0.45%         --       0.04%              0.49%
 Flexible Managed Portfolio                           0.60%         --       0.04%              0.64%
 Global Portfolio                                     0.75%         --       0.10%              0.85%
 Money Market Portfolio                               0.40%         --       0.04%              0.44%
 Prudential Jennison Portfolio                        0.60%         --       0.04%              0.64%
 Stock Index Portfolio                                0.35%         --       0.04%              0.39%
 Value Portfolio                                      0.40%         --       0.05%              0.45%
-----------------------------------------------------------------------------------------------------------
FRANKLIN(R) TEMPLETON(R) VARIABLE
INSURANCE PRODUCTS TRUST
(CLASS 2 SHARES)
 Templeton International
 Securities Fund(1)                                   0.67%        0.25%     0.20%              1.12%
-----------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
(INSTITUTIONAL SHARES)
 Growth Portfolio(2)                                  0.65%         --       0.02%              0.67%
 International Growth Portfolio(2)                    0.65%         --       0.06%              0.71%
-----------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.
 Small Cap Portfolio(3)                               0.75%        0.25%     0.25%              1.25%
-----------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST
(INITIAL CLASS SHARES)
 MFS Research Series(4)                               0.75%         --       0.09%              0.84%
-----------------------------------------------------------------------------------------------------------
SCUDDER VARIABLE SERIES II
(FORMERLY KEMPER VARIABLE SERIES)
 Scudder High-Yield Portfolio                         0.60%         --       0.08%              0.68%
-----------------------------------------------------------------------------------------------------------
T. ROWE PRICE VARIABLE FUNDS
 Equity Income Portfolio(5)                           0.85%         --       0.00%              0.85%
 New America Growth Portfolio(5)                      0.85%         --       0.00%              0.85%
===========================================================================================================


(1) The Fund's class 2 distribution plan or "rule 12b-plan" is described in the Fund's prospectus.

(2) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for Growth and International Growth Portfolios. All expenses are shown without the effect of expense offset arrangements.

(3) Effective January 1, 2000, the Investment Adviser agreed to waive its fees and/or reimburse the Portfolio through December 31, 2000 to the extent that the Portfolio's average daily net assets exceed 1.25%. Absent fee waivers and/or reimbursements, Other Expenses and Total Fund Annual Expenses for the year ended December 31, 2000 would have been 1.76% and 2.76%.

(4) The series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" takes into account these expense reductions, and are therefore lower than the actual expenses of the series. Had these fee reductions not been taken into account, "Total Fund Annual Expenses" would be higher and would equal 0.85%.

(5) The investment management fee includes the ordinary expenses of operating the Portfolios.


FUND ADVISERS

The Prudential Series Fund, Inc. is managed by Prudential Investments Fund Management LLC ("PIFM"), a Prudential subsidiary, through subadvisers that PIFM employs. Prudential Investment Management, Inc., also a Prudential subsidiary, serves as subadviser to the Diversified Bond, Flexible Managed, Money Market and Stock Index Portfolios. Jennison Associates LLC, also a Prudential subsidiary, serves as subadviser to the Equity, Global, Prudential Jennison, and Value Portfolios. GE Asset Management Incorporated and Salomon Brothers Asset Management Inc. each manage a portion of the Equity Portfolio. Deutsche Asset Management Inc. and Victory Capital Management, Inc. each manage a portion of the Value Portfolio.

Templeton Investment Counsel, LLC ("TIC") serves as the investment manager for the International Securities Fund. TIC is a Florida corporation with offices at Broward Financial Centre Suite 2100, Fort Lauderdale, Florida 33394-3091. The principal underwriter of the Fund is Franklin Templeton Distributors, Inc, 777 Mariners Island Blvd., San Mateo, CA 94403.

Janus Capital Corporation ("Janus Capital") serves as the investment adviser and principal underwriter to each of the above-mentioned portfolios. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

Lazard Asset Management ("Lazard"), a division of Lazard Freres & Co. LLC, a New York limited liability company, serves as the investment manager and principal underwriter to the above-mentioned portfolio. Lazard's principal business address is 30 Rockefeller Plaza, New York, New York 10112.

The investment adviser for the above-mentioned MFS series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116. The principal underwriter of the series is MFS Fund Distributors, Inc. located at 500 Boylston Street, Boston, Massachusetts 02116.

The asset manager of the Scudder Variable Series II portfolio is Zurich Scudder Investments, Inc. ("Zurich Scudder"). Zurich Scudder's principal business address is Two International Place, Boston, Massachusetts 02110-4103.

The investment manager of the T. Rowe Price Variable Funds portfolios, is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price Investment Services, Inc. serves as the principal underwriter of the portfolios.

Your enrollment kit gives more information about the past performance of each investment option. This past performance is no guarantee of future results.

CERTAIN FUNDS HAVE INVESTMENT OBJECTIVES AND POLICIES RESEMBLING THOSE OF MUTUAL FUNDS WITHIN THE SAME COMPLEX THAT ARE SOLD DIRECTLY TO INDIVIDUAL INVESTORS. DESPITE SUCH SIMILARITIES, THERE CAN BE NO ASSURANCE THAT THE INVESTMENT PERFORMANCE OF ANY SUCH FUND WILL RESEMBLE THAT OF IT'S RETAIL FUND COUNTERPART.

YOU WILL RECEIVE A PROSPECTUS FOR EACH AVAILABLE FUND. THAT PROSPECTUS WILL DESCRIBE THE FUND, ITS INVESTMENT OBJECTIVE AND STRATEGIES, ITS RISKS, AND IT'S MANAGEMENT FEES AND OTHER EXPENSES. YOU SHOULD READ THE FUND PROSPECTUSES TOGETHER WITH THIS PROSPECTUS AND SUPPLEMENT. AS WITH ALL MUTUAL FUNDS, A FUND MAY NOT MEET ITS INVESTMENT OBJECTIVE. SUBJECT TO APPLICABLE LAW, PRUDENTIAL MAY STOP OFFERING ONE OR MORE FUNDS OR MAY SUBSTITUTE A DIFFERENT MUTUAL FUND FOR ANY FUND.


EACH FUND HAS PROVIDED PRUDENTIAL WITH INFORMATION ABOUT ITS MANAGEMENT FEES AND OTHER EXPENSES. EXCEPT FOR THE SERIES FUND, PRUDENTIAL HAS NOT VERIFIED THAT INFORMATION INDEPENDENTLY.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see THE FIXED ACCOUNT section in the Prospectus.


CHANGES IN PERSONAL STATUS

CAN I CONTINUE COVERAGE WHEN I RETIRE?

Yes. Prudential will bill you directly for premium payments. Retiree rates are identical to those of active judges. Prudential will charge a fee of $3 per bill.


CAN I CONTINUE COVERAGE IF I LEAVE MY POSITION AS A JUDGE FOR REASONS OTHER THAN RETIREMENT?


You may continue your coverage on a "portable" basis if you leave the JRS for any reason. We call this "Portable Coverage." Prudential will bill you directly for premium payments and will charge a fee of $3 per bill. Contact Prudential for a portable rate schedule.

DOES MY COVERAGE END AT A CERTAIN AGE?

Yes. Your coverage will end at age 100. See the HOW PRUDENTIAL ISSUES CERTIFICATES section of the prospectus to see what options you have when your coverage ends.


WHAT HAPPENS IF THE GROUP CONTRACT IS TERMINATED?

Either the JRS or Prudential may end the Group Contract. Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not the JRS replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

o If the JRS DOES replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

o If the JRS DOES NOT replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; or elect to receive the Cash Surrender Value of your Certificate.

See the OPTIONS ON TERMINATION OF COVERAGE section of the prospectus.


CHARGES AND EXPENSES

WHAT ARE THE CHARGES?

The current charges under the JRS Group Contract are as follows:

1. CHARGES DEDUCTED FROM EACH PREMIUM PAYMENT. Prudential deducts a charge of 2.41% from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 2.06%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2. DAILY CHARGES FOR MORTALITY AND EXPENSE RISKS. Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account. The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45% (never to exceed 0.90%).

3. DAILY CHARGES FOR INVESTMENT MANAGEMENT FEES AND EXPENSES. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described in THE FUNDS supplement.

4. BI-WEEKLY CHARGES. Prudential deducts a bi-weekly charge for the cost of insurance and a bi-weekly charge of $1.15 for administrative expenses from your Certificate Fund.

5. POSSIBLE ADDITIONAL CHARGES. Prudential will not charge for the first 12 transfers you make between investment options in a Certificate Year. But, if you make more than 12 transfers in a Certificate Year, Prudential will charge $20 per transfer. Prudential does not currently charge for other transactions, but reserves the right to do so in the future, as explained in the prospectus.

See the CHARGES AND EXPENSES section of the prospectus for more details.


WHEN MAY CHARGES CHANGE?

The prospectus lists the MAXIMUM CHARGES that we may charge under the JRS Group Contract. Under no circumstances will we exceed these charges. Within these maximums, we may vary the amount or level of charges. In general, we will not change these amounts more often than once a year. We will give you a new prospectus and a new supplement like this one each year that shows any new charges. If we change the charges during a year, we will send you a notice of the change.


ILLUSTRATION OF DEATH BENEFITS AND CASH SURRENDER VALUES

On the next several pages, we show you two examples of how the Death Benefit and the Cash Surrender Value of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS." The illustrations are based on several ASSUMPTIONS about the age of the Participant, the amount of insurance, and the rules of the JRS Group Contract.


ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS

Here's what we assumed about the Certificate in both illustrations:

o The Participant was 50 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

o    The Face Amount of insurance under the Certificate is $300,000.

o The Participant makes a $153.85 premium payment on the first day of each bi-weekly period, for a total of $4,000 over the course of each year.

ILLUSTRATION #1

In Illustration #1, we assumed that the CURRENT CHARGES Prudential deducts would stay the same as long as the Certificate remains in effect. Accordingly, we assumed the following charges:

o The charge deducted from each premium payment for taxes on premium payments is 2.41%.

o    Prudential deducts no sales charge from premium payments.

o    Prudential deducts no processing charge from premium payments.

o Each bi-weekly pay period, Prudential deducts a $1.15 charge for administrative expenses.

o Prudential deducts a charge equal to an annual rate of 0.45% for mortality and expense risks.

o Prudential deducts the current cost of insurance charge under the JRS Group Contract.

o    Prudential does not deduct a surrender charge.


ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of current charges, we assumed that the MAXIMUM CHARGES permitted under the Group Contract would be made.

Here's what we assumed:

o The charge deducted from each premium payment for taxes on premium payments is 2.41%. (Since Prudential would increase this charge only if a state increases its tax charge to us, we left this charge at the current level.)

o    Prudential deducts a sales charge equal to 3.5% from each premium payment.

o Prudential deducts a processing charge of $0.93 from each bi-weekly premium payment.

o Each month, Prudential deducts a $2.77 charge for bi-weekly administrative expenses.

o Prudential deducts a charge equal to an annual rate of 0.90% for mortality and expense risks.

o The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that Prudential can charge are 150% of the 1980 Commissioner's Standard Ordinary Mortality Table [Male], Age Last Birthday (the "1980 CSO")).

o Prudential deducts a charge upon surrender equal to the lesser of $20 or 2% of the amount surrendered.


ASSUMPTIONS ABOUT HOW THE CERTIFICATE FUND WAS INVESTED

We assumed that the Certificate Fund was invested in equal amounts in each of the 16 Funds available under the Group Contract.

Each illustration shows three different assumptions about the investment performance--or "investment return"--of the Funds. The three different assumptions are:

o    gross annual rate of return is 0%

o    gross annual rate of return is 4.5%

o    gross annual rate of return is 9%

These are only assumptions to show how the Death Benefit and Cash Surrender Value change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.


WALKING THROUGH THE ILLUSTRATIONS

Here's what to look for in the illustrations:


o    The first column shows the CERTIFICATE YEAR.

o The second column shows the PARTICIPANT'S AGE at the end of each Certificate Year.

o The third column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

o The next three columns show what the DEATH BENEFIT would be for each of the three investment return assumptions (0%, 4.5% and 9%).

o The last three columns show what the CASH SURRENDER VALUE would be for each of the three investment return assumptions (0%, 4.5% and 9%).


You should note that:

o    Both "gross" and "net" investment returns are shown.

o "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

o "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out. Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

o Fund investment management fees and other expenses were assumed to equal 0.71% per year, which was the average Fund expense in 2000.

o For Illustration #1, Prudential's mortality and expense risk charges are 0.45% per year. (In Illustration #1, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.16%, 3.34% and 7.84%.

o For Illustration #2, Prudential's mortality and expense risk charges are 0.90% per year. (In Illustration #2, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.61%, 2.89% and 7.39%.

o The Death Benefits and Cash Surrender Values are shown with all of Prudential's charges and Fund investment management fees and other expenses taken out.

o    We assumed no loans or partial withdrawals were taken.

IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT RETURN CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

THE DEATH BENEFITS AND CASH SURRENDER VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5% AND 9%.


                                                              ILLUSTRATION #1
                                                   NEW JERSEY JUDICIAL RETIREMENT SYSTEM
                                            GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                      SPECIFIED FACE AMOUNT: $300,000
                                                               ISSUE AGE 50
                                          ASSUME PAYMENT OF $4,000 ANNUAL PREMIUMS FOR ALL YEARS
                                                           USING CURRENT CHARGES

                                               Cash Surrender Value (1)                          Death Benefits (1)
                                      ------------------------------------------     ---------------------------------------------
                                         Assuming Hypothetical Gross (and Net)          Assuming Hypothetical Gross (and Net)
                                              Annual Investment Return of                    Annual Investment Return of
  End of              Premiums        ------------------------------------------     ---------------------------------------------
Certificate          Accumulated         0% Gross      4.5% Gross       9% Gross        0% Gross       4.5% Gross        9% Gross
   Year      Age    at 4% per year    (-1.16%) Net    (3.34% Net)    (7.84% Net)     (-1.16%) Net    (3.34% Net)      (7.84% Net)
-----------  ---    --------------    ------------    -----------    -----------     ------------    ------------     ------------
    1        51         $4,086            $3,131         $3,207          $3,283        $303,131        $303,207         $303,283
    2        52          8,336             6,225          6,522           6,823         306,225         306,522          306,823
    3        53         12,755             9,284          9,947          10,641         309,284         309,947          310,641
    4        54         17,352            12,307         13,486          14,758         312,307         313,486          314,758
    5        55         22,132            15,295         17,144          19,198         315,295         317,144          319,198
    6        56         27,103            17,630         20,291          23,338         317,630         320,291          323,338
    7        57         32,274            19,939         23,543          27,802         319,939         323,543          327,802
    8        58         37,651            22,220         26,904          32,617         322,220         326,904          332,617
    9        59         43,243            24,475         30,377          37,809         324,475         330,377          337,809
   10        60         49,059            26,704         33,965          43,408         326,704         333,965          343,408
   15        65         81,819            33,953         49,852          74,309         333,953         349,852          374,309
   20        70        121,678            31,531         58,193         107,752         331,531         358,193          407,752
   25        75        170,171             5,642         42,000         127,848         305,642         342,000          427,848
   30        80        229,171                 0 (2)          0 (2)     121,007               0 (2)           0 (2)      421,007
   35        85        300,954                 0              0          53,793               0               0          353,793
   40        90        388,288                 0              0               0 (2)           0               0                0 (2)
   45        95        494,544                 0              0               0               0               0                0

(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5% AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                                ILLUSTRATION #2
                                     NEW JERSEY JUDICIAL RETIREMENT SYSTEM
                              GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                        SPECIFIED FACE AMOUNT: $300,000
                                                  ISSUE AGE 50
                             ASSUME PAYMENT OF $4,000 ANNUAL PREMIUMS FOR ALL YEARS
                                       USING MAXIMUM CONTRACTUAL CHARGES
                                                                 Cash Surrender Value (1)
                                                -----------------------------------------------------------
                                                          Assuming Hypothetical Gross (and Net)
                                                               Annual Investment Return of
   End of                    Premiums           -----------------------------------------------------------
 Certificate                Accumulated            0% Gross             4.5% Gross            9% Gross
    Year          Age     at 4% per year         (-1.61%) Net          (2.89% Net)          (7.39% Net)
------------     -----    --------------        ----------------     -----------------    -----------------
     1             51             $4,086                 $501                  $513                 $525
     2             52              8,336                  721                   762                  803
     3             53             12,755                  629                   702                  779
     4             54             17,352                  189                   282                  386
     5             55             22,132                    0 (2)                 0 (2)                0 (2)
     6             56             27,103                    0                     0                    0
     7             57             32,274                    0                     0                    0
     8             58             37,651                    0                     0                    0
     9             59             43,243                    0                     0                    0
     10            60             49,059                    0                     0                    0
     15            65             81,819                    0                     0                    0
     20            70            121,678                    0                     0                    0
     25            75            170,171                    0                     0                    0
     30            80            229,171                    0                     0                    0
     35            85            300,954                    0                     0                    0
     40            90            388,288                    0                     0                    0
     45            95            494,544                    0                     0                    0


                                                 Death Benefits (1)
                             ------------------------------------------------------------
                                        Assuming Hypothetical Gross (and Net)
                                             Annual Investment Return of
   End of                    ------------------------------------------------------------
 Certificate                     0% Gross            4.5% Gross             9% Gross
    Year          Age          (-1.61%) Net          (2.89% Net)          (7.39% Net)
------------     -----       -----------------     ----------------     -----------------
     1             51              $300,511             $300,524              $300,536
     2             52               300,736              300,777               300,820
     3             53               300,642              300,716               300,795
     4             54               300,193              300,287               300,394
     5             55                     0 (2)                0 (2)                 0 (2)
     6             56                     0                    0                     0
     7             57                     0                    0                     0
     8             58                     0                    0                     0
     9             59                     0                    0                     0
     10            60                     0                    0                     0
     15            65                     0                    0                     0
     20            70                     0                    0                     0
     25            75                     0                    0                     0
     30            80                     0                    0                     0
     35            85                     0                    0                     0
     40            90                     0                    0                     0
     45            95                     0                    0                     0

(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5% AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

WHEN ARE CHARGES DEDUCTED?

The exact date that we deduct charges from your Certificate Fund depends upon whether you make routine premium payments by bi-weekly automatic payroll deduction or directly to Prudential. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

o If you make routine premium payments by automatic payroll deduction, we generally will deduct the bi-weekly Certificate Fund charges once per pay period, on the Payroll Deduction Date. The Payroll Deduction Date will coincide with the date the JRS forwards the payroll deductions to us.

     The JRS intends to forward automatic payroll deduction premium payments by the beginning of the week after the end of each payroll period. But, even if the JRS has not transferred the payroll deductions to us by the 10th day after the first day of any bi-weekly pay period, we will nevertheless deduct the bi-weekly Certificate Fund charges on the next Business Day following that 10th day.

o If you make routine premium payments directly to Prudential, we will deduct the full monthly Certificate Fund charges on the first Business Day of each month.


WHAT ARE THE OTHER PRIMARY FEATURES OF THE PLAN?


The prospectus describes the standard features of the JRS Group Contract, including:

o    the free-look period

o    transfers between investment options

o    dollar cost averaging

o    more details on how loans work

o    how you can change future premium allocations among investment options

o    how paid-up coverage may be available

o    how your insurance could end (known as "lapsing")

o    reinstatement of your coverage

o    contestability rules

o    tax treatment of Certificate benefits

o    definitions of special terms

o    the Death Benefit

o    withdrawals

Please refer to the prospectus for information on these and other features of the JRS Group Contract. Your Enrollment Kit also explains key features of your plan.


WHOM DO I CONTACT TO MAKE A TRANSACTION?

You may contact the Prudential Customer Service Center at 1-800-562-9874 to obtain the proper forms.


WHAT ARE MY CANCELLATION RIGHTS?

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the "free look" period. You can ask for a refund by mailing the Certificate back to Prudential. During the first 20 days after the Certificate Date, your premium payments are held in the Fixed Account.

See the A "FREE LOOK" PERIOD section of the prospectus for more details.


WHOM DO I CONTACT TO ANSWER MY OTHER QUESTIONS?

You may contact Prudential's Customer Service Center at 1-800-562-9874.

                          SUPPLEMENT DATED MAY 1, 2001
                         TO PROSPECTUS DATED MAY 1, 2001
                   FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE

                   SPECIAL FEATURES OF THE GROUP CONTRACT FOR
                             RABOBANK INTERNATIONAL

THIS DOCUMENT IS A SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2001 (THE "PROSPECTUS") FOR THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT AND CERTIFICATES THAT PRUDENTIAL OFFERS TO YOU. THIS SUPPLEMENT MUST BE ACCOMPANIED BY THE PROSPECTUS. THE PROSPECTUS DESCRIBES THE INSURANCE FEATURES AND CERTAIN OTHER ASPECTS OF THE RABOBANK INTERNATIONAL GROUP CONTRACT AND CERTIFICATES. IN THIS SUPPLEMENT, WE LIST THE 16 FUNDS THAT ARE AVAILABLE TO YOU UNDER THE RABOBANK INTERNATIONAL GROUP CONTRACT AND CERTIFICATES.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.


ELIGIBILITY AND ENROLLMENT

WHO IS ELIGIBLE FOR COVERAGE?

Eligible Group Members for the Group Variable Universal Life Insurance include active employees of RABOBANK INTERNATIONAL who work full-time on a regular basis. In addition, Eligible Group Members who purchase Group Variable Universal Life coverage for themselves may also purchase Group Variable Universal Life coverage for their spouses, if at enrollment, the spouse is younger than age 65 and is not confined for medical treatment at home or elsewhere.

We refer to each Eligible Group Member who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

Spouses who are also employees of RABOBANK INTERNATIONAL may not be covered both as an employee and a spouse. If, after the death of a spouse, we become aware that a spouse was enrolled as both an employee and a spouse, we will pay a death benefit as though the spouse were an employee only. We will return the premiums that were paid as a spouse.

See the APPLICANT OWNER PROVISION section of the prospectus to learn about how a spouse may apply for coverage on the life of the employee.


IS THERE A LIMITED ENROLLMENT PERIOD?

Yes, an eligible employee and his or her spouse may only enroll during Rabobank International's annual enrollment period. However, new employees and their spouses may enroll for coverage during the year as long as it is within 31 days after first becoming eligible.



GL.2001.065

COVERAGE INFORMATION

HOW MUCH COVERAGE MAY I BUY?

     You may choose a Face Amount equal to three times annual base salary up to a maximum of $1,000,000. (When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000).


HOW MUCH COVERAGE MAY I BUY FOR MY SPOUSE?

You may choose an amount of insurance for an eligible spouse in one of the following amounts: $25,000, $50,000, $100,000 or $150,000. The amount you choose must not exceed 100% of the employee's Face Amount.


WHEN MUST I GIVE EVIDENCE OF GOOD HEALTH?

Special rules apply during the initial enrollment period.

o    FOR A CURRENT EMPLOYEE WHO DID PARTICIPATE IN THE GROUP UNIVERSAL LIFE
     PLAN: You may become a Participant at the face amount you had under the group universal life plan without having to answer questions about your health.

o    FOR A CURRENT EMPLOYEE WHO DID NOT PARTICIPATE IN THE GROUP UNIVERSAL LIFE
     PLAN: You may become a Participant with a Face Amount of up to one times your annual base salary to a maximum of $200,000 without having to answer questions about your health (unless Prudential previously denied your coverage).

Otherwise:

o FOR A NEWLY HIRED ELIGIBLE GROUP MEMBER: You must provide evidence of good health if you enroll and request a Face Amount that is more than the lesser of three times annual base salary or $250,000. If you enroll more than 31 days after you first become eligible, you must give evidence of good health to enroll for any Face Amount.

o FOR A NEW SPOUSE: A spouse is first eligible on the date of marriage to the employee, or when the employee is first eligible to become a Participant (if already married). Your spouse must provide evidence of good health for all amounts exceeding $25,000 or if they elect coverage more than 31 days after becoming eligible.

o You will need to give evidence of good health if you decline coverage for a spouse and later decide to enroll, or if you want to increase the coverage amount.


CAN I INCREASE MY COVERAGE AMOUNT?

Yes. After the initial enrollment, you may increase your Face Amount of insurance during Rabobank International's annual enrollment, but you must provide evidence of good health.

WILL MY COVERAGE AMOUNT EVER DECREASE?

No, unless you choose to decrease it.

See the CHANGES IN FACE AMOUNT and TAX TREATMENT OF CERTIFICATE BENEFITS sections of the prospectus.


DOES MY CERTIFICATE INCLUDE AN ACCELERATED DEATH BENEFIT PROVISION?

Yes. While you remain an employee, you can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. "Terminally ill" means you have a life expectancy of 6 months or less.


AM I ENTITLED TO ADDITIONAL BENEFITS?

Yes. You are eligible for the Accelerated Death Benefit and Dependent Life Benefits, as stated earlier.


DOES THE COVERAGE HAVE EXCLUSIONS?

Yes. As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the SUICIDE EXCLUSION section of the prospectus.


WHAT ARE THE TERMS OF A POLICY LOAN?

AMOUNT AVAILABLE FOR BORROWING: You may borrow up to the Loan Value of your Certificate Fund. The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options. The minimum loan amount is $200.

INTEREST RATE: The net cost of the loan is equal to an annual rate of 2%.

See the LOANS section of the prospectus for more details.


PREMIUMS

HOW DO I PAY PREMIUMS?

For active employees and their dependents, RABOBANK INTERNATIONAL will send routine premium payments to Prudential by payroll deduction, and will make these payments monthly. Retirees, employees on an approved leave of absence, and Participants who choose Portable Coverage will be billed directly by Prudential and will submit their premium payments directly to Prudential.

HOW MUCH MONEY CAN I CONTRIBUTE TO MY INVESTMENT OPTIONS?

You can contribute, subject to annual and lifetime limits set by the Internal Revenue Service, any dollar amount. See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus.


MAY I MAKE ADDITIONAL PREMIUM PAYMENTS?

Yes. You may make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus.


INVESTMENT OPTIONS

WHAT INVESTMENT OPTIONS ARE AVAILABLE?

THE FUNDS

Set out below is a list of each available Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.


FUND NAMES AND OBJECTIVES

THE PRUDENTIAL SERIES FUND, INC.

The portfolios of the Series Fund in which the Separate Account may currently invest and their investment objectives and principal strategies are as follows:

DIVERSIFIED BOND PORTFOLIO: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high-quality money market investments.

EQUITY PORTFOLIO: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

FLEXIBLE MANAGED PORTFOLIO: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

PRUDENTIAL JENNISON PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that offer above-average growth prospects.

STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

VALUE PORTFOLIO: The investment objective is capital appreciation. The Portfolio invests primarily in stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.


FRANKLIN(R) TEMPLETON(R) INVESTMENTS

The Class 2 portfolio of the Franklin(R) Templeton(R) Variable Insurance Products Trust in which the Separate Account may currently invest and its investment objective is as follows:

TEMPLETON INTERNATIONAL SECURITIES FUND: The fund's investment goal is long-term capital growth. Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located outside the U.S., including those in emerging markets.


JANUS ASPEN SERIES

The portfolios of the Janus Aspen Series in which the Separate Account may currently invest and their investment objectives are as follows:

GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

INTERNATIONAL GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of issuers located outside the United States.


LAZARD RETIREMENT SERIES, INC.

The portfolio of the Lazard Retirement Series, Inc. in which the Separate Account may currently invest and its investment objective is as follows:

SMALL CAP PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000(R) Index that the investment manager believes are undervalued based on their earnings, cash flow or asset values.


MFS(R) VARIABLE INSURANCE TRUST(SM)

The portfolio of the MFS Variable Insurance Trust in which the Separate Account may currently invest and its investment objectives is as follows:

MFS RESEARCH SERIES: Seeks to provide long-term growth of capital and future income.


SCUDDER VARIABLE SERIES II (FORMERLY KEMPER VARIABLE SERIES)

The portfolio of Scudder Variable Series II in which the Separate Account may currently invest (the "Scudder Series") and its investment objective is as follows:

SCUDDER HIGH-YIELD PORTFOLIO: Seeks to provide a high level of current income by investing in fixed-income securities.


T. ROWE PRICE VARIABLE FUNDS

The portfolios of the T. Rowe Price Equity Series, Inc. in which the Separate Account may currently invest and their investment objectives are as follows:

EQUITY INCOME PORTFOLIO: Seeks to provide substantial dividend income as well as long-term growth of capital by investing primarily in the common stocks of established companies paying above-average dividends, with favorable prospects for both increasing dividends and capital appreciation.

NEW AMERICA GROWTH PORTFOLIO: Seeks to provide long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today's "new America". The choice of industry sectors would reflect such factors as overall revenue growth of the component companies and the sector's contribution to GDP from year to year.


FUND FEES AND EXPENSES

------------------------------------------------------------------------------------------------------------
                                                                                             TOTAL FUND
                                                   INVESTMENT                              ANNUAL EXPENSES
                                                   MANAGEMENT      12B-1     OTHER         (AFTER EXPENSE
                      FUNDS                            FEE         FEES    EXPENSES        REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND, INC.
(CLASS I SHARES)
 Diversified Bond Portfolio                           0.40%         --       0.05%              0.45%
 Equity Portfolio                                     0.45%         --       0.04%              0.49%
 Flexible Managed Portfolio                           0.60%         --       0.04%              0.64%
 Global Portfolio                                     0.75%         --       0.10%              0.85%
 Money Market Portfolio                               0.40%         --       0.04%              0.44%
 Prudential Jennison Portfolio                        0.60%         --       0.04%              0.64%
 Stock Index Portfolio                                0.35%         --       0.04%              0.39%
 Value Portfolio                                      0.40%         --       0.05%              0.45%
------------------------------------------------------------------------------------------------------------
FRANKLIN(R) TEMPLETON(R) VARIABLE
INSURANCE PRODUCTS TRUST
(CLASS 2 SHARES)
 Templeton International
 Securities Fund(1)                                   0.67%        0.25%     0.20%              1.12%
------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
(INSTITUTIONAL SHARES)
 Growth Portfolio(2)                                  0.65%         --       0.02%              0.67%
 International Growth Portfolio(2)                    0.65%         --       0.06%              0.71%
------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.
 Small Cap Portfolio(3)                               0.75%        0.25%     0.25%              1.25%
------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST
(INITIAL CLASS SHARES)
 MFS Research Series(4)                               0.75%         --       0.09%              0.84%
------------------------------------------------------------------------------------------------------------
SCUDDER VARIABLE SERIES II
(FORMERLY KEMPER VARIABLE SERIES)
 Scudder High-Yield Portfolio                         0.60%         --       0.08%              0.68%
------------------------------------------------------------------------------------------------------------
T. ROWE PRICE VARIABLE FUNDS
 Equity Income Portfolio(5)                           0.85%         --       0.00%              0.85%
 New America Growth Portfolio(5)                      0.85%         --       0.00%              0.85%
------------------------------------------------------------------------------------------------------------

(1) The Fund's class 2 distribution plan or "rule 12b-plan" is described in the Fund's prospectus.

(2) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for Growth and International Growth Portfolios. All expenses are shown without the effect of expense offset arrangements.


(3) Effective January 1, 2000, the Investment Adviser agreed to waive its fees and/or reimburse the Portfolio through December 31, 2000 to the extent that the Portfolio's average daily net assets exceed 1.25%. Absent fee waivers and/or reimbursements, Other Expenses and Total Fund Annual Expenses for the year ended December 31, 2000 would have been 1.76% and 2.76%.

(4) The series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" takes into account these expense reductions, and are therefore lower than the actual expenses of the series. Had these fee reductions not been taken into account, "Total Fund Annual Expenses" would be higher and would equal 0.85%.

(5) The investment management fee includes the ordinary expenses of operating the Portfolios.


FUND ADVISERS

The Prudential Series Fund, Inc. is managed by Prudential Investments Fund Management LLC ("PIFM"), a Prudential subsidiary, through subadvisers that PIFM employs. Prudential Investment Management, Inc., also a Prudential subsidiary, serves as subadviser to the Diversified Bond, Flexible Managed, Money Market and Stock Index Portfolios. Jennison Associates LLC, also a Prudential subsidiary, serves as subadviser to the Equity, Global, Prudential Jennison, and Value Portfolios. GE Asset Management Incorporated and Salomon Brothers Asset Management Inc. each manage a portion of the Equity Portfolio. Deutsche Asset Management Inc. and Victory Capital Management, Inc. each manage a portion of the Value Portfolio.

Templeton Investment Counsel, LLC ("TIC") serves as the investment manager for the International Securities Fund. TIC is a Florida corporation with offices at Broward Financial Centre Suite 2100, Fort Lauderdale, Florida 33394-3091. The principal underwriter of the Fund is Franklin Templeton Distributors, Inc, 777 Mariners Island Blvd., San Mateo, CA 94403.

Janus Capital Corporation ("Janus Capital") serves as the investment adviser and principal underwriter to each of the above-mentioned portfolios. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

Lazard Asset Management ("Lazard"), a division of Lazard Freres & Co. LLC, a New York limited liability company, serves as the investment manager and principal underwriter to the above-mentioned portfolio. Lazard's principal business address is 30 Rockefeller Plaza, New York, New York 10112.

The investment adviser for the above-mentioned MFS series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116. The principal underwriter of the series is MFS Fund Distributors, Inc. located at 500 Boylston Street, Boston, Massachusetts 02116.

The asset manager of the Scudder Variable Series II portfolio is Zurich Scudder Investments, Inc. ("Zurich Scudder"). Zurich Scudder's principal business address is Two International Place, Boston, Massachusetts 02110-4103.

The investment manager of the T. Rowe Price Variable Funds portfolios, is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price Investment Services, Inc. serves as the principal underwriter of the portfolios.

Your enrollment kit gives more information about the past performance of each investment option. This past performance is no guarantee of future results.

CERTAIN FUNDS HAVE INVESTMENT OBJECTIVES AND POLICIES RESEMBLING THOSE OF MUTUAL FUNDS WITHIN THE SAME COMPLEX THAT ARE SOLD DIRECTLY TO INDIVIDUAL INVESTORS. DESPITE SUCH SIMILARITIES, THERE CAN BE NO ASSURANCE THAT THE INVESTMENT PERFORMANCE OF ANY SUCH FUND WILL RESEMBLE THAT OF IT'S RETAIL FUND COUNTERPART.

YOU WILL RECEIVE A PROSPECTUS FOR EACH AVAILABLE FUND. THAT PROSPECTUS WILL DESCRIBE THE FUND, ITS INVESTMENT OBJECTIVE AND STRATEGIES, ITS RISKS, AND IT'S MANAGEMENT FEES AND OTHER EXPENSES. YOU SHOULD READ THE FUND PROSPECTUSES TOGETHER WITH THIS PROSPECTUS AND SUPPLEMENT. AS WITH ALL MUTUAL FUNDS, A FUND MAY NOT MEET ITS INVESTMENT OBJECTIVE. SUBJECT TO APPLICABLE LAW, PRUDENTIAL MAY STOP OFFERING ONE OR MORE FUNDS OR MAY SUBSTITUTE A DIFFERENT MUTUAL FUND FOR ANY FUND.

EACH FUND HAS PROVIDED PRUDENTIAL WITH INFORMATION ABOUT ITS MANAGEMENT FEES AND OTHER EXPENSES. EXCEPT FOR THE SERIES FUND, PRUDENTIAL HAS NOT VERIFIED THAT INFORMATION INDEPENDENTLY.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see THE FIXED ACCOUNT section in the Prospectus.


CHANGES IN PERSONAL STATUS

IS THERE A DISABILITY PROVISION UNDER MY CERTIFICATE?

No. But you may continue your GVUL Coverage while on disability leave of absence that is approved by RABOBANK INTERNATIONAL. Prudential will bill you directly for premium payments, and will charge a fee of $3 per bill.


CAN I CONTINUE COVERAGE WHEN I RETIRE?

Yes. Prudential will bill you directly for premium payments, and will charge a fee of $3 per bill.


CAN I CONTINUE COVERAGE IF I LEAVE THE COMPANY FOR REASONS OTHER THAN
RETIREMENT?

You may continue your coverage on a "portable" basis if you leave RABOBANK INTERNATIONAL for any reason. We call this "Portable Coverage." Prudential will bill you directly for premium payments and will charge a fee of $3 per bill.

DOES MY COVERAGE END AT A CERTAIN AGE?

Yes. Your coverage will end at age 100. See the HOW PRUDENTIAL ISSUES CERTIFICATES section of the prospectus to see what options you have when your coverage ends.


WHAT HAPPENS IF THE GROUP CONTRACT IS TERMINATED?

Either RABOBANK INTERNATIONAL or Prudential may end the Group Contract. Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not RABOBANK INTERNATIONAL replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

o If RABOBANK INTERNATIONAL DOES replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

o If RABOBANK INTERNATIONAL DOES NOT replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; or elect to receive the Cash Surrender Value of your Certificate.

See the OPTIONS ON TERMINATION OF COVERAGE section of the prospectus.


CHARGES AND EXPENSES

WHAT ARE THE CHARGES?

The current charges under the RABOBANK INTERNATIONAL Group Contract are as follows:

1. CHARGES FOR TAXES ON PREMIUM PAYMENTS. Prudential deducts a charge of 2.60% from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 2.25%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2. DAILY CHARGES FOR MORTALITY AND EXPENSE RISKS. Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

     For RABOBANK INTERNATIONAL, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45% (never to exceed 0.90%).

3. DAILY CHARGES FOR INVESTMENT MANAGEMENT FEES AND EXPENSES. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

4. MONTHLY CHARGES. Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $4.50 for administrative expenses from your Certificate Fund. We describe the calculation of this charge in the prospectus.

5. POSSIBLE ADDITIONAL CHARGES. Prudential will not charge for the first 12 transfers you make between investment options in a Certificate Year. But, if you make more than 12 transfers in a Certificate Year, Prudential will charge $20 per transfer. Prudential does not currently charge for other transactions, but reserves the right to do so in the future, as explained in the prospectus.

See the CHARGES AND EXPENSES section of the prospectus for more details.


WHEN MAY CHARGES CHANGE?

The prospectus lists the MAXIMUM CHARGES that we may charge under the RABOBANK INTERNATIONAL Group Contract. Under no circumstances will we exceed these charges. Within these maximums, we may vary the amount or level of charges. In general, we will not change these amounts more often than once a year. We will give you a new prospectus and a new supplement like this one each year that shows any new charges. If we change the charges during a year, we will send you a notice of the change.

ILLUSTRATION OF DEATH BENEFITS AND CASH SURRENDER VALUES

On the next several pages, we show you two examples of how the Death Benefit and the Cash Surrender Value of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS." The illustrations are based on several ASSUMPTIONS about the age of the Participant, the amount of insurance, and the rules of the RABOBANK INTERNATIONAL Group Contract.


ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS

Here's what we assumed about the Certificate in both illustrations:

o The Participant was 40 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

o    The Face Amount of insurance under the Certificate is $100,000.

o The Participant makes a $100 premium payment on the first day of each month, for a total of $1200 over the course of each year.

ILLUSTRATION #1

In Illustration #1, we assumed that the CURRENT CHARGES Prudential deducts would stay the same as long as the Certificate remains in effect. Accordingly, we assumed the following charges:

o The charge deducted from each premium payment for taxes on premium payments is 2.60%.

o    Prudential deducts no sales charge from premium payments.

o    Prudential deducts no processing charge from premium payments.

o    Each month, Prudential deducts a $4.50 charge for administrative expenses.

o Prudential deducts a charge equal to an annual rate of 0.45% for mortality and expense risks.

o Prudential deducts the current cost of insurance charge under the RABOBANK INTERNATIONAL Group Contract.

o    Prudential does not deduct a surrender charge.


ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of current charges, we assumed that the MAXIMUM CHARGES permitted under the Group Contract would be made.

Here's what we assumed:

o The charge deducted from each premium payment for taxes on premium payments is 2.60%. (Since Prudential would increase this charge only if a state increases its tax charge to us, we left this charge at the current level.)

o    Prudential deducts a sales charge equal to 3.5% from each premium payment.

o    Prudential deducts a processing charge of $2 from each premium payment.

o    Each month, Prudential deducts a $6 charge for administrative expenses.

o Prudential deducts a charge equal to an annual rate of 0.90% for mortality and expense risks.

o The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that Prudential can charge are 150% of the 1980 Commissioner's Standard Ordinary Mortality Table [Male], Age Last Birthday (the "1980 CSO")).

o Prudential deducts a charge upon surrender equal to the lesser of $20 or 2% of the amount surrendered.

ASSUMPTIONS ABOUT HOW THE CERTIFICATE FUND WAS INVESTED

We assumed that the Certificate Fund was invested in equal amounts in each of the 16 Funds available under the Group Contract.

Each illustration shows three different assumptions about the investment performance--or "investment return"--of the Funds. The three different assumptions are:

o    gross annual rate of return is 0%

o    gross annual rate of return is 4.5%

o    gross annual rate of return is 9%

These are only assumptions to show how the Death Benefit and Cash Surrender Value change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.

WALKING THROUGH THE ILLUSTRATIONS

Here's what to look for in the illustrations:

o    The first column shows the CERTIFICATE YEAR.


o The second column shows the PARTICIPANT'S AGE at the end of each Certificate Year.

o The third column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

o The next three columns show what the DEATH BENEFIT would be for each of the three investment return assumptions (0%, 4.5% and 9%).

o The last three columns show what the CASH SURRENDER VALUE would be for each of the three investment return assumptions (0%, 4.5% and 9%).


You should note that:

o    Both "gross" and "net" investment returns are shown.

o "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

o "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out.

     Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.


     -- Fund investment management fees and other expenses were assumed to equal 0.71% per year, which was the average Fund expense in 2000.

     -- For Illustration #1, Prudential's mortality and expense risk charges are 0.45% per year. (In Illustration #1, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.16%, 3.34% and 7.84%.

     -- For Illustration #2, Prudential's mortality and expense risk charges are 0.90% per year. (In Illustration #2, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.61%, 2.89% and 7.39%.


o The Death Benefits and Cash Surrender Values are shown with all of Prudential's charges and Fund investment management fees and other expenses taken out.

o    We assumed no loans or partial withdrawals were taken.

IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT RETURN CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

THE DEATH BENEFITS AND CASH SURRENDER VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5% AND 9%.

                                 ILLUSTRATION #1
                             RABOBANK INTERNATIONAL
               GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                         SPECIFIED FACE AMOUNT: $100,000
                                  ISSUE AGE 40
             ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
                              USING CURRENT CHARGES


                                                              Cash Surrender Value (1)
                                           ----------------------------------------------------------------
                                                        Assuming Hypothetical Gross (and Net)
                                                             Annual Investment Return of
   End of                 Premiums         ----------------------------------------------------------------
 Certificate            Accumulated             0% Gross              4.5% Gross             9% Gross
    Year       Age     at 4% per year         (-1.16%) Net           (3.34% Net)           (7.84% Net)
 ----------    ---     --------------      -------------------    -------------------   -------------------
     1          41              $1,226                   $951                   $974                  $997
     2          42               2,501                  1,891                  1,982                 2,073
     3          43               3,827                  2,821                  3,022                 3,233
     4          44               5,206                  3,739                  4,098                 4,484
     5          45               6,640                  4,647                  5,209                 5,833
     6          46               8,131                  5,433                  6,243                 7,171
     7          47               9,682                  6,210                  7,312                 8,613
     8          48              11,295                  6,977                  8,416                10,169
     9          49              12,973                  7,736                  9,558                11,847
     10         50              14,718                  8,486                 10,737                13,656
     15         55              24,546                 11,245                 16,286                23,984
     20         60              36,503                 12,622                 21,451                37,508
     25         65              51,051                 12,015                 25,402                54,840
     30         70              68,751                  7,214                 25,320                74,813
     35         75              90,286                      0 (2)             11,745                88,851
     40         80             116,486                      0                      0 (2)            96,577
     45         85             148,363                      0                      0                96,727
     50         90             187,146                      0                      0                78,302
     55         95             234,331                      0                      0                 6,667


                                                    Death Benefits (1)
                            ------------------------------------------------------------------
                                          Assuming Hypothetical Gross (and Net)
                                               Annual Investment Return of
   End of                   ------------------------------------------------------------------
 Certificate                    0% Gross              4.5% Gross              9% Gross
    Year       Age            (-1.16%) Net            (3.34% Net)           (7.84% Net)
 ----------    ---          ---------------------    ------------------    -------------------
     1          41              $100,951              $100,974               $100,997
     2          42               101,891               101,982                102,073
     3          43               102,821               103,022                103,233
     4          44               103,739               104,098                104,484
     5          45               104,647               105,209                105,833
     6          46               105,433               106,243                107,171
     7          47               106,210               107,312                108,613
     8          48               106,977               108,416                110,169
     9          49               107,736               109,558                111,847
     10         50               108,486               110,737                113,656
     15         55               111,245               116,286                123,984
     20         60               112,622               121,451                137,508
     25         65               112,015               125,402                154,840
     30         70               107,214               125,320                174,813
     35         75                     0 (2)           111,745                188,851
     40         80                     0                     0 (2)            196,577
     45         85                     0                     0                196,727
     50         90                     0                     0                178,302
     55         95                     0                     0                106,667


(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5% AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                 ILLUSTRATION #2
                             RABOBANK INTERNATIONAL
               GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                         SPECIFIED FACE AMOUNT: $100,000
                                  ISSUE AGE 40
             ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES


                                                              Cash Surrender Value (1)
                                          -----------------------------------------------------------------
                                                       Assuming Hypothetical Gross (and Net)
                                                            Annual Investment Return of
   End of                  Premiums       -----------------------------------------------------------------
 Certificate              Accumulated          0% Gross              4.5% Gross              9% Gross
    Year       Age      at 4% per year       (-1.61%) Net           (2.89% Net)            (7.39% Net)
 -----------   ---      --------------    -------------------    -------------------    -------------------
     1          41             $1,226            $542                   $555                   $568
     2          42              2,501           1,036                  1,088                  1,140
     3          43              3,827           1,489                  1,601                  1,718
     4          44              5,206           1,887                  2,081                  2,290
     5          45              6,640           2,229                  2,523                  2,851
     6          46              8,131           2,510                  2,922                  3,396
     7          47              9,682           2,730                  3,274                  3,922
     8          48             11,295           2,885                  3,573                  4,423
     9          49             12,973           2,972                  3,814                  4,891
     10         50             14,718           2,985                  3,988                  5,318
     15         55             24,546           1,617                  3,384                  6,300
     20         60             36,503               0 (2)                  0 (2)              3,508
     25         65             51,051               0                      0                      0 (2)
     30         70             68,751               0                      0                      0
     35         75             90,286               0                      0                      0
     40         80            116,486               0                      0                      0
     45         85            148,363               0                      0                      0
     50         90            187,146               0                      0                      0
     55         95            234,331               0                      0                      0


                                                        Death Benefits (1)
                             ---------------------------------------------------------------------
                                             Assuming Hypothetical Gross (and Net)
                                                 Annual Investment Return of
   End of                    ---------------------------------------------------------------------
 Certificate                       0% Gross               4.5% Gross               9% Gross
    Year       Age               (-1.61%) Net             (2.89% Net)             (7.39% Net)
 -----------   ---           ---------------------    --------------------    --------------------
     1          41                 $100,553                $100,566                $100,580
     2          42                  101,056                 101,108                 101,160
     3          43                  101,509                 101,621                 101,738
     4          44                  101,907                 102,101                 102,310
     5          45                  102,249                 102,543                 102,871
     6          46                  102,530                 102,942                 103,416
     7          47                  102,750                 103,294                 103,942
     8          48                  102,905                 103,593                 104,443
     9          49                  102,992                 103,834                 104,911
     10         50                  103,005                 104,008                 105,338
     15         55                  101,637                 103,404                 106,320
     20         60                        0 (2)                   0 (2)             103,528
     25         65                        0                       0                       0 (2)
     30         70                        0                       0                       0
     35         75                        0                       0                       0
     40         80                        0                       0                       0
     45         85                        0                       0                       0
     50         90                        0                       0                       0
     55         95                        0                       0                       0

(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5% AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

WHEN ARE MONTHLY CHARGES DEDUCTED?

The exact date that we deduct monthly charges from your Certificate Fund depends upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

o If you make routine premium payments by automatic payroll deduction, we generally will deduct the monthly Certificate Fund charges once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date RABOBANK INTERNATIONAL forwards the payroll deductions to us. We expect the Monthly Deduction Date to be near the first of the month.

     RABOBANK INTERNATIONAL intends to forward automatic payroll deduction premium payments by the beginning of each month. But, even if RABOBANK INTERNATIONAL has not transferred the payroll deductions to us by the 45th day after the first day of any month, we will nevertheless deduct the month's Certificate Fund charges on the next Business Day following that 45th day.

o If you make routine premium payments directly to Prudential, we will deduct the full monthly Certificate Fund charges on the first Business Day of each month.


WHAT ARE THE OTHER PRIMARY FEATURES OF THE PLAN?

The prospectus describes the standard features of the RABOBANK INTERNATIONAL Group Contract, including:

o    the free-look period

o    transfers between investment options

o    dollar cost averaging

o    more details on how loans work

o    how you can change future premium allocations among investment options

o    how paid-up coverage may be available

o    how your insurance could end (known as "lapsing")

o    reinstatement of your coverage

o    contestability rules

o    tax treatment of Certificate benefits

o    definitions of special terms

o    the Death Benefit

o    withdrawals

Please refer to the prospectus for information on these and other features of the RABOBANK INTERNATIONAL Group Contract. Your Enrollment Kit also explains key features of your plan.


WHOM DO I CONTACT TO MAKE A TRANSACTION?

You may contact the Prudential Customer Service Center at 1-800-562-9874 to obtain the proper forms.


WHAT ARE MY CANCELLATION RIGHTS?

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the "free look" period. You can ask for a refund by mailing the Certificate back to Prudential. During the first 20 days after the Certificate Date, your premium payments are held in the Fixed Account.

See the A "FREE LOOK" PERIOD section of the prospectus for more details.


WHOM DO I CONTACT TO ANSWER MY OTHER QUESTIONS?

You may contact Prudential's Customer Service Center at 1-800-562-9874.


                                       16